                                                                   EXHIBIT 99.19

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

              --------------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4

              --------------------------------------------------

                 Monthly Period:                   11/01/96 to
                                                   11/30/96
                 Distribution Date:                12/10/96
                 Transfer Date:                    12/09/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                $4.32833334
                              Class B                                 4.46833333
                              CIA Inv. Amt.                           5.23053783
                                                          ----------------------
                              Total (weighted avg.)                  $4.42454416


    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                $4.32833334
                              Class B                                 4.46833333
                              CIA Inv. Amt.                           5.23053783
                                                          ----------------------
                              Total (weighted avg.)                  $4.42454416
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                $0.00000000
                              Class B                                 0.00000000
                              CIA Inv. Amt.                           0.00000000
                                                          ----------------------
                              Total                                  $0.00000000


B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                             $49,380,692.32
                              Class B                               4,459,324.25
                              CIA Inv. Amt.                         5,652,272.44
                                                          ----------------------
                              Total                               $59,492,289.01
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)  The aggregate amount of Allocations of
             Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                              $8,162,924.63
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                $8,162,924.63
                                                          ======================

        (b)  Principal Funding Investment Proceeds
             (to Class A)                                                    N/A
        (c)  Withdrawals from Reserve Account
             (to Class A)                                                    N/A
                                                          ----------------------
              Class A Available Funds                              $8,162,924.63
                                                          ======================

        (b)  Principal Funding Investment Proceeds
             (to Class B)                                                    N/A
        (c)  Withdrawals from Reserve Account
             (to Class B)                                                    N/A
                                                          ----------------------
              Class B Available Funds                                      $0.00
                                                          ======================

        (b)  Prin. Funding Investment Proceeds
             (to Class CIA)                                                  N/A
        (c)  Withdrawals from Reserve Account
             (to Class CIA)                                                  N/A
                                                          ----------------------
              CIA Available Funds                                          $0.00
                                                          ======================

    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             last day of the Monthly Period                   $17,659,405,838.53
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 3

        (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
             Amount during Accumulation Period)

                              Class A                            $500,000,000.00
                              Class B                              45,180,000.00
                              CIA Inv. Amt.                        57,230,000.00
                                                          ----------------------
                              Total                              $602,410,000.00

        (c)  The Floating Allocation Percentage: The
             Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record
             Date set forth in paragraph 3(a) above

                              Class A                                   2.83100%
                              Class B                                   0.25600%
                              CIA Inv. Amt.                             0.32400%
                                                          ----------------------
                              Total                                     3.41100%

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day of the Revolving Period)

                              Class A                                        N/A
                              Class B                                        N/A
                              CIA Inv. Amt.                                  N/A
                                                          ----------------------
                              Total                                          N/A

        (e)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in paragraph
             3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                        N/A
                              Class B                                        N/A
                              CIA Inv. Amt.                                  N/A
                                                          ----------------------
                              Total                                          N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35 - 64 days                                        $373,199,107.54
        (b)  65 - 94 days                                         213,539,533.95
        (c)  95 - 124 days                                        167,661,548.10
        (d)  125 - 154 days                                       135,545,099.99
        (e)  155 - 184 days                                       106,741,371.05
        (f)  185 or more days                                      88,163,389.42
                                                          ----------------------
                              Total                            $1,084,850,050.05
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 4

    5.  Monthly Investor Default Amount.
        -------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")
                              Class A                              $2,390,925.65
                              Class B                                 216,044.04
                              CIA Inv. Amt.                           273,665.35
                                                          ----------------------
                              Total                                $2,880,635.04
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of
        ----------------------------------------
        Charge-Offs.
        -----------

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the Class B
             Invested Amount and the CIA Invested Amount

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
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        (d)  The amount set forth in paragraph 6(c) above,
             per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                      $0.00
                              Class B                                       0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        ----------------------

        (a)  The amount of the Investor Monthly Servicing
             Fee payable by the Trust to the Servicer for
             the Monthly Period
                              Class A                                $625,000.00
                              Class B                                  56,475.00
                              CIA Inv. Amt.                            71,537.50
                                                          ----------------------
                              Total                                  $753,012.50
                                                          ======================


    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                      $0.00
                              CIA Inv. Amt.                                 0.00
                                                          ----------------------
                              Total                                        $0.00
                                                          ======================


    9.  CIA Invested Amount
        -------------------

        (a)  The amount of the CIA Invested Amount as of
             the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to
             be made in respect of the preceding month
                                                                  $57,230,000.00

        (b)  The Required CIA Invested Amount as of the
             close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to
             be made in respect of the preceding month
                                                                  $57,230,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 6


    10. The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                 1.00000000
                              Class B                                 1.00000000
                                                          ----------------------
                              Total (weighted avg.)                   1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period                10.52%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                       7.69%




C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)   Accumulation Period commencement date                     07/31/05

        (b)   Accumulation Period length (months)                              1

        (c)   Accumulation Period Factor                                   26.52

        (d)   Required Accumulation Factor Number                             11

        (e)   Controlled Accumulation Amount                     $602,410,000.00

        (f)   Minimum Payment Rate (last 12 months)                        9.54%


    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                      $0.00
        Plus: Principal Collections for Related Monthly
              Period from Principal Account                                 0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                             N/A
        Less: Withdrawals to Finance Charge Account                          N/A
        Less: Withdrawals to Distribution Account                           0.00
                                                          ----------------------
    Ending Balance                                                         $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 7


    3.  Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                        N/A

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period                                                         N/A
                                                          ----------------------
              Accumulation Shortfall                                         N/A
                                                          ======================
              Aggregate Accumulation Shortfalls                              N/A
                                                          ======================

    4.  Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                                 N/A

        Less: Principal Funding Investment Proceeds                          N/A
                                                          ----------------------
              Principal Funding Investment Shortfall                         N/A

D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.  Required Reserve Account Analysis
        ---------------------------------

        (a)   Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other
              amount designated by Transferor)                             $0.00

        (b)   Required Reserve Account Amount ($)                           0.00

        (c)   Required Reserve Account Balance after effect                 0.00
              of any transfers on the Related Transfer Date

        (d)   Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                  $0.00

    2.  Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                        N/A

    3.  Withdrawals from the Reserve Account
        ------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account
        on the Related Transfer Date (1(d) plus
        2 above)                                                             N/A

    4.  The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                       3.69%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        -------------------------------------------
                        W. Todd Peterson
                        Vice President